Semiannual Report as of June 30, 2001

Evergreen
                 Variable Annuity Trust
                           VA Small Cap Value Fund

The First Family of Mutual Funds

Table of Contents

Letter to Shareholders	1	Statement of Assets and Liabilities	14

Fund at a Glance	3	Statement of Operations	15

Portfolio Manager Interview	4	Statement of Changes in Net Assets	16

Financial Highlights	6	Notes to Financial Statements	17

Schedule of Investments	7

Letter to Shareholders

August 2001

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Variable Annuity Trust semiannual report, which covers the six-month period ended June 30, 2001.

Equity Markets Struggle in Uncertain Economy

We began 2001 with the word “recession” looming like a distant dark cloud. As the year 2000 came to a close, economists warned that the economy was slowing rapidly and that the Federal Reserve Board needed to aid a faltering economy. In the middle of December, the futures markets expected three 25 basis point rate cuts by September of this year, to bring the Fed Funds rate to 5.75%. An accommodative Federal Reserve has far surpassed that mark, beginning with a surprise intermeeting rate cut while we were putting away our New Year’s party hats in early January. Five others joined that first rate cut so far this year, landing the Fed Funds rate at 3.25%, with projections holding steady for at least one more cut to come.

The activity in the financial markets over the first half of 2001 can largely be represented by a game of Chutes and Ladders. So far this year, as one index, sector, or individual stock began to climb up the ladder of gains, it fell right back down the chute into negative territory.

A steady barrage of negative earnings warnings battered the equity market. The technology-laden NASDAQ led the declines, posting its worst ever first quarter performance of –25.5%. The Dow Jones Industrial Average and the S&P 500 followed suit, with losses of –1.85% and –6.70%, respectively. Various factors contributed to the deterioration of the indexes. Fears that declines in the Japanese stock market might cause Japanese banks to default, worried markets around the world, and the yen dropped to a 20-month low against the dollar. Most major industry sectors posted negative total returns for the quarter. Technology, capital goods, and healthcare were hit the hardest in the sell-off, while consumer discretionary and transportation were the only sectors that managed to produce positive gains. Most foreign equity markets also suffered sharp setbacks due to disappointing earnings news and growing fears of a spreading growth recession in the U.S.

In the Chutes and Ladders fashion, the market turned around performance in the second quarter. After a difficult first quarter, April provided a welcome reprieve for investors. However, in keeping with the “what goes up must come down” pattern, the U.S. equity market failed to repeat its spectacular April performance in May. The market began the month brimming with optimism, looking past the expected plunge in earnings and lack of visibility for most companies. But, by the final week of the month, negative warnings from high profile companies began to take their toll on market sentiment, triggering a sharp sell-off that wiped out much, if not all, of the prior month’s gains.

Despite the ongoing weakness of the equity market, we remain cautiously optimistic regarding its prospects longer term. Favorable demographics and supportive monetary and fiscal policies are substantial long-term reasons for our optimism. In the shorter-term, we should see a bottoming in year-over-year profits growth in the second quarter releases as comparisons get easier for corporate America.

Fixed Income Investments Offer Reprieve from Volatile Equity Markets

Bonds outperformed stocks again during the first quarter, continuing the trend from 2000. In response to the 150 basis points of cuts from the Federal Reserve, yields on short and intermediate maturity Treasuries fell. The Lehman Brothers Aggregate Bond and Lehman Brothers Government/Credit Indexes returned 3.62% and 3.51%, respectively. The intermediate bond sector posted the best performance for the quarter. Yields on short–intermediate Treasuries fell as much as 90 basis points during the quarter. By contrast, Treasury bond yields were flat to slightly higher, on concern that a tax cut could result in a reduction of the

Letter to Shareholders (continued)

Treasury buy back program and a reversal of the current easy monetary policy and tight fiscal policy mix over the long term. Despite record new-issue supply and a weak corporate earnings outlook, the corporate sector posted the best total return of the major sectors.

The prospect of a rebound of economic activity later this year or early in 2002 in response to the tax cut and aggressive easing of monetary policy should keep yields on Treasury notes and bonds range-bound until inflation news turns decisively better. Corporate and mortgage securities, on the other hand, are still very attractively priced with yield spreads extremely wide by historical standards. Consequently, our fixed income strategy continues to target a neutral duration posture and limited exposure to Treasury securities to take advantage of generous yields and opportunities for capital appreciation offered by corporate and mortgage securities.

The Importance of Diversification

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy.

We invite you to visit our enhanced website, www.EvergreenInvestments.com, for more information about Evergreen Funds. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President & CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Fund at a Glance as of June 30,  2001

“Part of our strategy is to use
market volatility to find attractively
valued stocks when we think the
market has overreacted to bad news.”

Portfolio
Management

Jordan Alexander Tenure: April 1999

PERFORMANCE & RETURNS1

Portfolio Inception Date:	5/1/1998

6 month return	12.48%

Average Annual Returns

1 year	27.59%

Since Portfolio Inception	13.14%

6-month capital gain distributions per share	$0.14

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Small Cap Value Fund1 versus a similar investment in the Russell 2000 Index (Russell 2000), the Russell 2000 Value (Russell 2000 Value) and the Consumer Price Index (CPI).

The Russell 2000 and the Russell 2000 Value are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of June 30, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen VA Small Cap Value Fund had a total return of 12.48% for the six-month period ended June 30, 2001. During the same six months, the Russell 2000 Index, which reflects the general performance of small company stocks, returned 6.94% and the Russell 2000 Value Index returned 12.78%.

Portfolio
Characteristics

(As of 6/30/2001)
Total Net Assets	$15,416,977

Number of Holdings	164

P/E Ratio	18.3x

What factors most affected performance?

The biggest positive contributors to fund performance were our investments in consumer discretionary, capital goods and technology. All three sectors are considered cyclical, or industries whose fortunes are closely tied to the business cycle. The stocks in these sectors generally benefited from investors’ expectations that economic conditions were likely to improve later this year and early in 2002.

In late 2000, we increased our emphasis on the consumer discretionary sector to an overweighted position because we believed stock valuations were attractive. In addition, we thought the likelihood of a tax cut, combined with lower interest rates, should help these companies, particularly in the second half of 2001. We also anticipated that energy prices would peak and then start declining, which would also help consumer spending.

As the period progressed, several stocks in the consumer discretionary sector were excellent performers. The stocks of two recreational vehicle/motor home manufacturers generated especially strong price appreciation as investors came to believe the industry had bottomed out and that lower inventory levels in the channel would help the industry recover. Monaco Coach was up 85.7% while National RV Holdings rose 25.0%.

Williams Sonoma, a specialty retailer in which we invested in late 2000, was another very strong contributor to the fund’s return. The stock appreciated by 73.3% during the period before we sold due to the stock’s full valuation. We also sold our position in Ann Taylor, another retailer, after its stock rose by 50.4%. Among our other retailing investments, Haverty Furniture Co., a furniture store chain based in the Southeast, gained 37.0% during the six months.

In capital goods, United Rentals, which had been one of the fund’s largest positions, was up 93.1%. The company specializes in construction equipment rentals, and benefited from an attractive valuation and stabilization of business trends. Flowserve Corp., a manufacturer of industrial pumps, gained 42.4%. A major portion of its business is focused in the energy industry and it benefited from a robust energy market. Roper Industries, a diversified industrial company that also has heavy sales to the energy industry, gained 30.6%.

In technology, the leading performer was Network Associates, whose stock rose 197.3% during the six months. Network Associates manufactures anti-virus and network security software. Its stock declined in value after negative news in December; however, we added to our position after the company announced the appointment of a new management team, which appears to have stabilized the company.

Three semiconductor and semiconductor capital equipment company stocks also helped performance. All three benefited from investors’

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Portfolio Manager Interview

perceptions that the semiconductor industry was near the bottom of its cycle. Fairchild Semiconductor rose 72.7%, while Axcelis Technologies gained 49.1% and Cymer, Inc., appreciated 40.7%.

The fund’s performance also was bolstered by our timely decision early this year to decrease significantly our exposure to the energy and utility sectors. We believed that energy prices, which had risen dramatically last year, were likely to come down. This proved correct, as natural gas inventories were built up and demand began to soften because of the slowing economy. Stock prices of many utilities and oil and natural gas- related companies declined with this change in the supply/demand backdrop. However, the fund had sold several positions and realized profits before this correction.

Top 5 Sectors

(as a percentage of 6/30/2001 net assets)
Consumer Discretionary	20.6%

Financials	18.3%

Industrials	16.9%

Information Technology	12.2%

Healthcare	9.4%

Top 10 Holdings

(as a percentage of 6/30/2001 net assets)
Kenneth Cole Productions, Inc.	1.9%

Integrated Circuit System, Inc.	1.4%

Network Associates, Inc.	1.3%

Fairchild Semiconductor International	1.2%

Phoenix Companies, Inc.	1.2%

Henry Schein, Inc.	1.1%

Virata Corp.	1.1%

Michaels Stores, Inc.	1.0%

Emmis Broadcasting Corp.	1.0%

Sensormatic Electronics Corp.	1.0%

What is your outlook?

We are optimistic about the outlook for small cap value stocks. While stock valuations are not as attractive as they were last year, we believe we can continue to take advantage of market volatility to find excellent opportunities. Part of our strategy is to use market volatility to find attractively valued stocks when we think the market has overreacted to bad news. Our investments in the specialty retailers Williams Sonoma and Ann Taylor are excellent examples of how this strategy has helped the fund’s performance. Looking ahead to the second half of this year, we remain very positive about the outlook for small cap value stocks due to the favorable interest rate environment and our expectations of an economic recovery early next year.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31,

		2000	1999	1998 (a) #

Net asset value, beginning of period	$11.70	$10.14	$9.58	$10.00

Income from investment operations
Net investment income	0.02	0.08	0.13	0.15
Net realized and unrealized gains or losses on securities	1.42	1.99	1.02	(0.45)

Total from investment operations	1.44	2.07	1.15	(0.30)

Distributions to shareholders from
Net investment income	0	(0.10)	(0.13)	(0.11)
Net realized gains	(0.14)	(0.41)	(0.46)	(0.01)

Total distributions	(0.14)	(0.51)	(0.59)	(0.12)

Net asset value, end of period	$13.00	$11.70	$10.14	$9.58

Total return*	12.48%	20.71%	12.07%	(2.86%)
Ratios and supplemental data
Net assets, end of period (thousands)	$15,417	$10,400	$4,958	$2,282
Ratios to average net assets
Expenses‡	1.00%†	1.02%	1.01%	1.02%†
Net investment income	0.36%†	1.01%	1.69%	2.49%†
Portfolio turnover rate	47%	82%	65%	16%

(a)	For the period from May 1, 1998 (commencement of operations) to December 31, 1998.
*	Total return does not reflect charges attributable to your insurance company’s separate account.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
#	Net investment income is based on average shares outstanding during the period.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Schedule of Investments

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–91.9%
CONSUMER DISCRETIONARY–20.6%
Auto Components–0.2%
Arvinmeritor, Inc.	2,000	$33,480

Automobiles–0.9%
United Rentals, Inc.*	5,100	132,345

Hotels, Restaurants & Leisure–1.6%
Choice Hotels, Inc.*	800	12,000
Jack In The Box, Inc.*	4,000	104,400
Orient Express Hotels, Ltd., Class A*	3,833	84,518
Ruby Tuesday, Inc.	2,800	47,880

		248,798

Household Durables–1.8%
Ethan Allen Interiors, Inc.	2,500	81,250
Furniture Brands International, Inc.*	4,500	126,000
Industrie Natuzzi SpA, ADR	5,300	73,458

		280,708

Leisure Equipment & Products–3.1%
Brunswick Corp.	6,400	153,792
Callaway Golf Co.	9,700	153,260
Monaco Coach Corp.*	2,700	89,640
National RV Holdings, Inc.*	5,200	78,000

		474,692

Media–3.9%
Advanced Marketing Services, Inc.	4,500	93,825
Beasley Broadcast Group, Inc., Class A*	4,500	76,500
Emmis Broadcasting Corp., Class A*	5,200	159,900
Speedway Motorsports, Inc.*	5,100	128,571
Valassis Communications, Inc.*	4,000	143,200

		601,996

Specialty Retail–4.7%
Claire’s Stores, Inc.	3,900	75,504
Haverty Furniture Companies, Inc.	5,500	82,225
Linens ’n Things, Inc.*	5,300	144,796
Michaels Stores, Inc.*	3,900	159,900
Neiman Marcus Group, Class B*	200	5,900
Pier 1 Imports, Inc.	11,100	127,650
Zale Corp.*	4,000	134,800

		730,775

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
CONSUMER DISCRETIONARY–continued
Textiles & Apparel–4.4%
Gildan Activewear, Inc.*	2,100	$29,400
Guess, Inc.*	3,600	24,120
Kenneth Cole Productions, Inc., Class A*	14,200	286,130
Reebok International, Ltd.*	2,300	73,485
Ross Stores, Inc.	2,600	62,270
Russell Corp.	4,900	83,251
Tommy Hilfiger Corp.*	5,500	77,000
Wolverine World Wide, Inc.	2,200	39,314

		674,970

CONSUMER STAPLES–2.8%
Food Products–2.8%
Corn Products International, Inc.	3,400	108,800
Earthgrains Co.	1,600	41,600
Hain Celestial Group, Inc.*	5,500	121,000
International Multifoods Corp.*	3,700	76,775
Sensient Technology Corp.	3,900	80,028

		428,203

ENERGY–2.8%
Energy Equipment & Services–0.7%
Patterson UTI Energy, Inc.*	1,100	19,657
Pride International, Inc.*	4,700	89,300

		108,957

Oil & Gas–2.1%
Newfield Exploration Co.*	900	28,854
Pennzoil-Quaker State Co.	7,100	79,520
St. Mary Land & Exploration Co.	2,400	56,064
Stone Energy Corp.*	1,100	48,730
XTO Energy, Inc.	7,200	103,320

		316,488

FINANCIALS–18.3%
Banks–9.7%
Anchor Bancorp Wisconsin, Inc.	1,700	27,030
Astoria Financial Corp.	1,900	104,500
Banknorth Group, Inc.	3,700	83,805
Britton & Koontz Capital Corp.	1,800	25,470
City National Corp.	1,360	60,234
Civic Bancorp*	1,050	16,170
Columbia Banking Systems, Inc.*	5,731	73,128
Cullen/Frost Bankers, Inc.	2,700	91,395
East West Bancorp, Inc.	4,310	116,370

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
FINANCIALS–continued
Banks–continued
First Oak Brook Bancshares, Inc., Class A	4,000	$89,000
First State Bancorp	4,500	87,300
Firstfed Financial Corp.*	1,300	38,740
Granite State Bankshares, Inc.	4,600	105,800
Independence Community Bank Corp.	3,900	76,986
Independent Bank Corp.	2,000	39,480
Interchange Financial Services Corp.	1,400	24,500
Mid-State Bancshares	6,300	114,912
New York Community Bancorp, Inc.	1,200	45,180
Prosperity Bancshares, Inc.	1,400	33,502
Richmond County Financial Corp.	1,300	48,776
Royal Bank Canada	2,357	75,070
Washington Trust Bancorp, Inc.	2,000	44,020
West Coast Bancorp, Inc.	415	5,258
Wilmington Trust Corp.	1,000	62,650

		1,489,276

Diversified Financials–3.4%
McGrath Rentcorp	2,500	60,350
Phoenix Companies, Inc.*	10,000	186,000
Raymond James Financial, Inc.	3,000	91,800
Tucker Anthony Sutro	3,800	83,600
Waddell & Reed Financial, Inc., Class A	3,400	107,950

		529,700

Insurance–2.0%
Horace Mann Educators Corp.	3,500	75,425
Landamerica Financial Group, Inc.	4,900	156,065
Mutual Risk Management, Ltd.	8,200	72,980
Willis Group Holdings, Ltd.*	600	10,650

		315,120

Real Estate–3.2%
AMB Property Corp. REIT	3,800	97,888
Brandywine Realty Trust REIT	3,200	71,840
Host Marriott Corp. REIT	11,700	146,484
Liberty Property Trust REIT	2,200	65,120
Prentiss Properties Trust REIT	2,000	52,600
SL Green Realty Corp. REIT	2,000	60,620

		494,552

HEALTH CARE–9.1%
Health Care Equipment & Supplies–1.4%
Exactech, Inc.*	2,000	22,200
KV Pharmaceutical Co.	750	25,125

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
HEALTH CARE–continued
Health Care Equipment & Supplies–continued
KV Pharmaceutical Co., Class A	1,900	$52,725
United Surgical Partners*	4,800	115,200

		215,250

Health Care Providers & Services–6.0%
AmeriSource Health Corp., Class A*	1,900	105,070
Apria Healthcare Group, Inc.*	4,900	141,365
Axcan Pharma, Inc.*	10,889	125,223
Bergen Brunswig Corp., Class A	5,400	103,788
Health Net, Inc.*	2,300	40,020
Henry Schein, Inc.*	4,300	172,258
Owens & Minor, Inc.	3,300	62,700
Sybron Dental Specialties, Inc.*	5,400	110,646
Triad Hospitals, Inc.*	2,300	67,781

		928,851

Pharmaceuticals–1.7%
Alpharma, Inc., Class A	5,052	137,667
Watson Pharmaceuticals, Inc.*	1,900	117,116

		254,783

INDUSTRIALS–16.9%
Aerospace & Defense–1.1%
Hexcel Corp.*	4,000	51,000
Teledyne Technologies, Inc.*	7,700	117,040

		168,040

Air Freight & Couriers–0.7%
CNF Transportation, Inc.	3,700	104,525

Building Products–0.9%
American Woodmark Corp.	1,400	53,788
LSI Industries, Inc.	4,000	93,560

		147,348

Commercial Services & Supplies–1.9%
Heidrick & Struggles International, Inc.*	2,600	52,858
NCI Building Systems, Inc.*	6,000	109,500
On Assignment, Inc.*	4,700	84,600
Steiner Leisure, Ltd.*	2,200	44,000

		290,958

Construction & Engineering–1.5%
EMCOR Group, Inc.*	2,379	86,001
MDC Holdings, Inc.	4,290	151,866

		237,867

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
INDUSTRIALS–continued
Electrical Equipment–1.2%
Artesyn Technologies, Inc.*	9,600	$123,840
Baldor Electric Co.	2,700	57,699

		181,539

Industrial Conglomerates–0.6%
Pittston Brink’s Group	4,300	95,847

Machinery–6.0%
AGCO Corp.	11,100	101,565
Applied Industrial Technologies, Inc.	2,800	53,060
Astec Industries, Inc.*	5,900	101,775
Badger Meter, Inc.	300	8,625
Flowserve Corp.*	3,300	101,475
Global Power Equipment Group, Inc.*	1,490	43,657
Idex Corp.	1,900	64,600
JLG Industries, Inc.	7,700	95,095
Manitowoc Co., Inc.	4,600	135,700
Oshkosh Truck Corp.	1,800	79,650
Terex Corp.*	6,500	137,800

		923,002

Marine–0.4%
Sea Containers, Ltd., Class A	1,200	22,464
UTI Worldwide, Inc.*	2,700	42,984

		65,448

Road & Rail–2.6%
JB Hunt Transportation Services, Inc.*	2,600	49,400
Kansas City Southern Industries, Inc.*	3,100	48,980
Swift Transportation, Inc.*	4,700	90,522
U.S. Freightways Corp.	4,000	118,000
Yellow Corp.*	4,900	93,002

		399,904

INFORMATION TECHNOLOGY–12.2%
Communications Equipment–1.4%
Ditech Communications Corp.*	7,800	57,876
Virata Corp.*	14,000	165,900

		223,776

Computers & Peripherals–0.6%
Interface Systems, Inc., Class A	11,700	87,750

Electronic Equipment & Instruments–2.5%
Actuant Corp., Class A*	340	5,593
Manufacturers Services, Ltd.*	19,400	115,430

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
INFORMATION TECHNOLOGY–continued
Electronic Equipment & Instruments–continued
Sensormatic Electronics Corp.*	9,200	$156,400
Varian, Inc.*	3,300	106,590

		384,013

IT Consulting & Services–0.5%
Korn/Ferry International*	5,000	77,500

Semiconductor Equipment & Products–3.6%
Alliance Semiconductor Corp.*	3,200	38,464
Cypress Semiconductor Corp.*	4,700	112,095
Fairchild Semiconductor International, Class A*	8,300	190,900
Integrated Circuit System, Inc.*	11,000	211,200

		552,659

Software–3.6%
Answerthink Consulting Group*	10,700	106,893
FileNet Corp.*	10,300	152,440
Network Associates, Inc.*	16,300	202,935
Progress Software Corp.*	5,600	90,720

		552,988

MATERIALS–6.1%
Chemicals–3.8%
Cambrex Corp.	2,200	111,276
Crompton Corp.	10,400	113,360
Cytec Industries, Inc.*	2,800	106,400
Donaldson, Inc.	2,700	84,105
Olin Corp.	5,500	93,445
Solutia, Inc.	6,000	76,500

		585,086

Construction Materials–1.0%
Texas Industries, Inc.	3,300	113,487
Trex Co., Inc.*	2,200	42,350

		155,837

Containers & Packaging–0.6%
AptarGroup, Inc.	2,700	87,561

Paper & Forest Products–0.7%
Louisiana Pacific Corp.	9,000	105,570

TELECOMMUNICATION SERVICES–1.1%
Diversified Telecommunication Services–1.1%
Encompass Services Corp.*	16,007	143,263
Hickory Technology Corp.	2,200	35,200

		178,463

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
UTILITIES–2.0%
Electric Utilities–1.7%
Cleco Corp.	3,000	$68,250
El Paso Electric Co.*	5,900	94,341
Wisconsin Energy Corp.	4,400	104,588

		267,179

Gas Utilities–0.3%
Chesapeake Utilities Corp.	2,400	45,312

Total Common Stocks		14,177,116

	Principal Amount	Value

CONVERTIBLE DEBENTURES–0.3%
HEALTH CARE–0.3%
Pharmaceuticals–0.3%
Alpharma, Inc., 5.75%, 04/01/2005 144A	$40,000	$43,400

	Shares	Value

SHORT-TERM INVESTMENTS–8.2%
MUTUAL FUND SHARES–8.2%
Evergreen Select Money Market Fund ø	1,257,705	1,257,705

Total Investments–(cost $13,810,613)–100.4%		15,478,221
Other Assets and Liabilities–(0.4%)		(61,244)

Net Assets–100.0%		$15,416,977

144A	Security that may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security.
ø	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.
Summary of Abbreviations
ADR	American Depository Receipt
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Statement of Assets and Liabilities

June 30, 2001 (Unaudited)

Assets
Identified cost of securities	$13,810,613
Net unrealized gains on securities	1,667,608

Market value of securities	15,478,221
Receivable for securities sold	39,041
Receivable for Fund shares sold	39,678
Dividends and interest receivable	16,748

Total assets	15,573,688

Liabilities
Payable for securities purchased	147,903
Payable for Fund shares redeemed	138
Advisory fee payable	1,078
Due to other related parties	124
Accrued expenses and other liabilities	7,468

Total liabilities	156,711

Net assets	$15,416,977

Net assets represented by
Paid-in capital	$12,662,682
Undistributed net investment income	22,264
Accumulated net realized gains on securities	1,064,423
Net unrealized gains on securities	1,667,608

Total net assets	$15,416,977

Shares outstanding	1,186,280

Net asset value per share	$13.00

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Statement of Operations

Six Months Ended June 30, 2001 (Unaudited)

	Investment income
	Dividends (net of foreign withholding taxes of $206)	$62,266
	Interest	21,715

	Total investment income	83,981

	Expenses
	Advisory fee	53,694
	Administrative services fees	6,172
	Transfer agent fee	127
	Trustees’ fees and expenses	118
	Printing and postage expenses	664
	Custodian fee	612
	Professional fees	891
	Other	87

	Total expenses	62,365
Less:	Expense reductions	(291)
	Fee waivers	(357)

	Net expenses	61,717

	Net investment income	22,264

	Net realized and unrealized gains or losses on securities
	Net realized gains on securities	1,066,843

	Net change in unrealized gains or losses on securities	477,012

	Net realized and unrealized gains on securities	1,543,855

	Net increase in net assets resulting from operations	$1,566,119

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Statement of Changes in Net Assets

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31, 2000

Operations
Net investment income	$22,264	$73,156
Net realized gains on securities	1,066,843	591,520
Net change in unrealized gains or losses on securities	477,012	895,638

Net increase in net assets resulting from operations	1,566,119	1,560,314

Distributions to shareholders from
Net investment income	0	(84,516)
Net realized gains	(136,962)	(335,536)

Total distributions to shareholders	(136,962)	(420,052)

Capital share transactions
Proceeds from shares sold	4,051,127	4,216,763
Payment for shares redeemed	(599,823)	(335,836)
Net asset value of shares issued in reinvestment of distributions	136,962	420,113

Net increase in net assets resulting from capital share transactions	3,588,266	4,301,040

Total increase in net assets	5,017,423	5,441,302
Net assets
Beginning of period	10,399,554	4,958,252

End of period	$15,416,977	$10,399,554

Undistributed net investment income	$22,264	$0

Other Information:
Share increase (decrease)
Shares sold	335,766	392,685
Shares redeemed	(50,757)	(31,132)
Shares issued in reinvestment of distributions	12,488	38,055

Net increase in shares	297,497	399,608

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Notes to Financial Statements (Unaudited)

1.  ORGANIZATION

The Evergreen VA Small Cap Value Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A.  Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B.  Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

C.  Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

D.  Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Notes to Financial Statements (Unaudited) (continued)

3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of First Union Corporation (“First Union”), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed at a rate of 0.87% of the average daily net assets of the Fund.

During the six months ended June 30, 2001, the amount of investment advisory fees waived by the investment advisor was $357. The impact on the Fund’s annualized expense ratio represented as a percentage of its average daily net assets was 0.01%.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of First Union, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4.  SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $8,344,240 and $5,617,793, respectively, for the six months ended June 30, 2001.

On June 30, 2001, the aggregate cost of securities for federal income tax purposes was $13,810,613. The gross unrealized appreciation and depreciation on securities based on that cost was $2,154,199 and $486,591, respectively, with a net unrealized appreciation of $1,667,608.

5.  EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $291 in expense reductions. The impact of the total expense reductions on the Fund’s annualized expense ratio represented as a percentage of its average nets assets was 0.00%.

6.  DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7.  FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Evergreen Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Evergreen Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Evergreen Funds and also allocated pro rata.

During the six months ended June 30, 2001, the Fund had no borrowings under this agreement.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Small Cap Value Fund
Notes to Financial Statements (Unaudited) (continued)

8.  CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities. Prior to January 1, 2001, the Fund did not amortize premiums or accrete discounts on fixed-income securities. The Fund held no fixed-income securities prior to January 1, 2001 nor during the current reporting period and as a result adopting the accounting change has no impact to current year financial statements.

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Variable Annuities

NOT FDIC INSURED	May lose value No bank guarantee

Evergreen Investment Services, Inc.

58913	558965 6/01